                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


    Date of Report (Date of Earliest Event Reported):  December 4, 1996

                     ACCENT SOFTWARE INTERNATIONAL LTD.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            0-26394                                        N/A
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

           28 Pierre Koenig Street
              Jerusalem, Israel                                91530
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                             011-972-2-679-3723
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            (Registrant's Telephone Number, Including Area Code)


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events
------    ------------

a. On December 4, 1996, the Company announced the resignation of Mitchell Joelson from the position of Executive Vice President. Mr. Joelson, who had served in that position since May 1994, resigned to pursue other activities.

b. On January 7, 1996, Roger Cloutier, the Chairman of the Board of Accent Software International Ltd., received a letter from Mitchell Joelson, the Company's former Executive Vice President, announcing his resignation from the Board of Directors of the Company, effectively immediately.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACCENT SOFTWARE INTERNATIONAL LTD.
                              (Registrant)


DATE:  February 5, 1997            By:      /s/ Michael Sondhelm
                                       --------------------------------
                                    Name:    Michael Sondhelm
                                    Title:   Controller






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